EXHIBIT 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Caesarstone Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2023 (the “Report”), I, Yos Shiran, and I, Nahum Trost, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yos Shiran
Yos Shiran
Chief Executive Officer
(Principal Executive Officer) Date: March 6, 2024

/s/ Nahum Trost
Nahum Trost
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer) Date: March 6, 2024